Vessels, Net	6 Months Ended
Jun. 30, 2014
Property, Plant and Equipment [Abstract]
VESSELS, NET
NOTE 4: VESSELS, NET

Vessels	Cost	Accumulated Depreciation	Net Book Value

Balance at December 31, 2012	$ 1,024,531	$ (83,793)	$ 940,738
Additions	504,355	(53,501)	450,854
Disposals	(50,000)	11,539	(38,461)
Balance at December 31, 2013	$ 1,478,886	$ (125,755)	$ 1,353,131
Additions	246,918	(31,283)	215,635
Impairment loss	(22,724)	12,006	(10,718)
Disposals	(18,276)	78	(18,198)
Balance at June 30, 2014	$ 1,684,804	$ (144,954)	$ 1,539,850

On February 4, 2014, Navios Acquisition took delivery of the Nave Galactic, a 2009-built 297,168 dwt VLCC, from an unaffiliated third party, for a total cost of $51,739. Cash paid was $46,564 and $5,175 was transferred from vessel deposits.
On February 12, 2014, Navios Acquisition took delivery of the Nave Quasar, a 2010-built 297,376 dwt VLCC, from an unaffiliated third party, for a total cost of $54,687. Cash paid was $49,222 and $5,465 was transferred from vessel deposits.
On March 10, 2014, Navios Acquisition took delivery of the Nave Buena Suerte, a 2011-built 297,491 dwt VLCC, from an unaffiliated third party, for a total cost of $57,164. Cash paid was $51,450 and $5,714 was transferred from vessel deposits.

On May 6, 2014, Navios Acquisition sold the Shinyo Splendor to an unaffiliated third party for an aggregate sale price of $20,020.  As of March 31, 2014, an impairment loss of $10,718 related to the Shinyo Splendor has been recognized under the line item “Impairment Loss and loss on sale of vessel.” The Company had a current expectation that, more likely than not, the Shinyo Splendor would be sold before the end of its previously estimated useful life, and as a result performed an impairment test of the specific asset group. The carrying amount of the asset group was more than its undiscounted future cash flows which resulted in an impairment loss (refer to Note 2(g) for further details related to the impairment test). The vessel was under a time charter and not available for immediate sale and therefore, did not meet the held-for-sale criteria. The vessel's aggregate net carrying amount as at the date of sale was $19,219 (including the remaining carrying balance of dry dock and special survey costs in the amount of $1,021). The Company received net cash proceeds in the amount of $18,315 and recognized a loss of $904. This loss is presented under “Impairment loss and loss on sale of vessel” in the condensed consolidated statements of operations.

On May 7, 2014, Navios Acquisition took delivery of the Nave Jupiter, a newbuilding 49,999 dwt MR2 product tanker, for a total cost of $39,643.  Cash paid was $13,907, and $25,736 was transferred from vessel deposits.
On June 16, 2014, Navios Acquisition took delivery of the Nave Neutrino, a 2003-built VLCC 298,287 dwt for a total cost of $43,686.
Deposits for vessel acquisition represent deposits for vessels to be delivered in the future. As of June 30, 2014, Navios Acquisition vessel deposits amounted to $80,258 of which $47,080 was financed through loans and the balance from existing cash. For the six months ended June 30 2014, additions to deposits for vessels acquisitions comprising of cash payments and capitalized interest were $21,104, which was offset by $42,090 transferred to vessels, net.
For the six month period ended June 30, 2014 and 2013 capitalized interest amounted to $1,443 and $3,375, respectively.